Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2020
Disclosure of commitments and contingent liabilities [text block] [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
NOTE 9:-	CONTINGENT LIABILITIES AND COMMITMENTS

The Company is obligated to pay royalties to the IIA at the rates of 3% to 3.5% on sales proceeds from products developed through the grants received from the IIA. The maximum amount of royalties payable to the IIA is limited to 100% of the grants received, linked to the dollar and bearing interest at the LIBOR rate. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company expects to incur sales that will trigger payments of royalties starting 2022. As of December 31, 2020, the Company’s aggregate contingent obligations for payments to IIA, based on royalty-bearing participation received or accrued amounted to $39,635 (including interest of $6,579).